SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report: June 20, 2003
(date of earliest event reported)

WACHOVIA ASSET SECURITIZATION, INC.
(Exact name of Registrant as Specified in Charter)

North Carolina	333-97457	56-1967773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (704) 374-2702

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements and Exhibits.

Information and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibit No. 25	Description Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA ASSET SECURITIZATION, INC.

By: /s/Robert Perret Name: Robert Perret Title: Vice President

Date: June 20, 2003

EXHIBIT INDEX

Exhibit No. 25	Description Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).	Page 5

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)___
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

180 East Fifth Street St. Paul, Minnesota (Address of principal executive	55101 (Zip Code)

Eve D. Kaplan
U.S. Bank National Association
180 East Fifth Street
St. Paul, MN 55101
(651) 244-0727
(Name, address and telephone number of agent for service)

Wachovia Asset Securitization, Inc.
(Exact name of Registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-1967773 (I.R.S. Employer Identification No.)

One Wachovia Center 301 South College Street Charlotte, North Carolina	28288

Address of Principal Executive Offices)	(Zip Code)

Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers. Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business.*

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.	A copy of the existing bylaws of the Trustee.*

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Registration Number 333-67188.

NOTE

                 The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

SIGNATURE

                 Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 20th day of June, 2003.

U.S. BANK NATIONAL ASSOCIATION By: /s/ Eve D. Kaplan Eve D. Kaplan Vice President
By: /s/ Sheryl Christopherson Sheryl Christopherson Vice President

Exhibit 6

CONSENT

                 In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 20, 2003

U.S. BANK NATIONAL ASSOCIATION By: /s/ Eve D. Kaplan Eve D. Kaplan Vice President
By: /s/ Sheryl Christopherson Sheryl Christopherson Vice President

Exhibit 7 U.S. Bank National Association Statement of Financial Condition As of 3/31/2003 ($000's)

Assets
Cash and Due From Depository Institutions Federal Reserve Stock Securities Federal Funds Loans & Lease Financing Receivables Fixed Assets Intangible Assets Other Assets Total Assets	$9,084839 0 30,038,992 833,567 115,894,797 1,462,006 9,080,815 11,583,795 ___________________ $177,978,811

Liabilities
Deposits Fed Funds Treasury Demand Notes Trading Liabilities Other Borrowed Money Acceptances Subordinated Notes and Debentures Other Liabilities Total Liabilities	$121,508,878 3,820,981 0 454,575 21,082,000 139,821 5,694,952 5,164,656 ___________________ $157,865,863

Equity
Minority Interest in Subsidiaries Common and Preferred Stock Surplus Undivided Profits Total Equity Capital Total Liabilities and Equity Capital	$993,907 18,200 11,015,123 8,085,718 ___________________ $20,112,948 $177,978,811

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

To U.S. Bank National Association

By: /s/ Eve D. Kaplan Vice President

Date: June 20, 2003